Exhibit Relating to Item 77(c) of Form N-SAR for
Aberdeen Asia-Pacific Income Fund, Inc.
for the six months ended April 30, 2003
The Annual Meeting of Shareholders of Aberdeen Asia-Pacific Income
Fund, Inc. (the "Fund") was held on Tuesday, April 15, 2003 at the offices of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey. The
meeting was held for the following purposes:
(1)	Election of four Directors to serve as Class III Directors for a three-
year term expiring in 2006:
?	David L. Elsum
?	Martin J. Gilbert
?	Peter J. O'Connell
?	William J. Potter
(2)	Election of two Directors to represent the interests of  the holders of preferred stock for the ensuing year:
?	Dr. Anton E. Schrafl
?	John T. Sheehy
Directors whose term of office continued beyond this meeting are as follows:
Anthony E. Aaronson, Beverly Hendry, Howard A. Knight (since deceased),
P. Gerald Malone, Neville J. Miles, Peter D. Sacks and Brian M. Sherman.
(2)	Amendment and Restatement of  the Fund's Charter:
On April 15, 2003, votes were taken with respect to Proposals 1 and 2, regarding the election of directors. However, the Annual Meeting was adjourned to May 6, 2003 to permit the further solicitation of proxies with respect to Proposal 3. At the reconvened meeting on May 6, 2003, votes were taken with respect to Proposal 3.
The results of the voting on the above matters were as follows:
(1)	Election of
Class III
Directors:

	Directors
	David L Elsum
	Martin J.
Gilbert
	Peter J.
O'Connell
	William J.
Potter

(2)	Election of
Preferred
Directors:

Directors
Dr. Anton E.
Schrafl
John T. Sheehy

(3)       Amendment
and Restatement of
Fund's Charter:

Votes For
113,412,363



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